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                         Supplement dated March 29, 2002
            to the Prospectus and Statement of Additional Information
                    of Pearl Mutual Funds dated July 2, 2001

The Board of Trustees of Pearl Mutual Funds (the "Trust") has approved an amendment (the "Amendment") to the existing expense limit agreement (the "Current Agreement") between the Trust and Pearl Management Company (the "Manager") to be effective on or about May 1, 2002.

The Current Agreement provides that the Manager shall reimburse each series of the Trust (each a "Fund") for all ordinary operating expenses (including management and administrative fees) exceeding the following expense ratios:
0.96% of a Fund's average net assets up to $30 million; 0.90% in excess of $30 million up to $100 million; and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of these limits, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limits. The Current Agreement provides that the expense limits will continue at least through December 31, 2005.

The Amendment provides that the Manager shall reimburse each Fund for all ordinary operating expenses (including management and administrative fees) exceeding the following expense ratios: 0.98% of a Fund's average net assets up to $100 million and 0.78% in excess of $100 million. There is no change in the provision allowing the Manager to recover reimbursed amounts subject to the stated restrictions. The Amendment provides that the expense limits will continue at least through December 31, 2007.